Earnings Conference Call Fourth Quarter and Full Year 2013 1 Exhibit 99.2

Cautionary Statement 2 Information Current as of February 14, 2014 Except as expressly noted, the information in this presentation is current as of February 14, 2014 — the date on which PGE filed its Annual Report on Form 10-K for the year ended December 31, 2013 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance, statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the Company’s Integrated Resource Plan and related future capital expenditures, statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; statements regarding the outcome of any legal or regulatory proceeding; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including the reductions in demand for electricity and the sale of excess energy during periods of low wholesale market prices; operational risks relating to the Company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; failure to complete projects on schedule and within budget, or the abandonment of capital projects, which could result in the Company’s inability to recover project costs; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the Company’s most recent Annual Report on Form 10-K and the Company’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time.

Leadership Presenting Today 3 Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today’s Call  Growth Initiatives  Regulatory Update  Operational Update  Economy and Customers  Financial Update  2014 Outlook

Q4 and Full Year 2013 Earnings Results Q1 $0.65 Q1 $0.65 Q2 $0.34 Q2 ($0.29) Q3 $0.50 Q3 $0.40 Q4 $0.38 Q4 $0.59 2012 EPS 2013 EPS 4 NI in millions Q4 2012 Q4 2013 2012 Actuals 2013 Actuals Net Income $28 $47 $141 $105 EPS (diluted) $0.38 $0.59 $1.87 $1.35 $1.87 $1.35

New Generation: Capacity Resource 5 $155 $130 $15 2013 2014 2015 PW2 CapEx: $300M (in millions) Port Westward Unit 2 Project Location Clatskanie, OR Capacity / Fuel 220 MW Natural Gas Technology 12 18-MW Gas Wärtsilä Reciprocating Engines EPC Contractor Black & Veatch Estimated In-Service Date Q1 2015 Customer Price Impact ~3%

New Generation: Renewable Resource 6 $95 $390 $15 2013 2014 2015 Tucannon River CapEx: $500M (in millions) Tucannon River Wind Farm Project Location Columbia County, WA Capacity / Fuel 267 MW Wind Project Technology 116 2.3MW Siemens Turbines EPC Contractor RES Americas Estimated In-Service Date First half of 2015 Customer Price Impact ~3%

New Generation: Baseload Resource 7 $135 $155 $115 $45 2013 2014 2015 2016 Carty CapEx: $450M (in millions) Carty Generating Station Project Location Boardman, OR Capacity / Fuel 440MW Natural Gas Plant Technology Mitsubishi Turbine EPC Contractor Abener/Abiensa Estimated In-Service Date Mid-2016 Customer Price Impact ~4-6%

Expected Rate Base and Capital Expenditures 8 $1.4B of Expected Increase in Rate Base (in millions) 2013 2014E 2015E 2016E 2017E 2018E TOTAL Base Capital Spending(1) $335 $365 $325 $295 $255 $245 $1,820 Port Westward Unit 2 $155 $130 $15 $300 Tucannon River Wind Farm $95 $390 $15 $500 Carty Generating Station $135 $155 $115 $45 $450 TOTAL $720 $1,040 $470 $340 $255 $245 $3,070 (1) Consists of ongoing capex and hydro relicensing per the Annual 2013 Form 10-K filed on February 14, 2014 Note: Amounts exclude AFDC debt and equity $3.1B $4.5B 2012 20172013 2017 10% CAGR Expected Capital Expenditures

 Filed on February 13, 2014  Requested revenue increase: $81 million  Return on Equity (ROE): 10%  Cost of Capital: 50% debt, 50% equity  Rate base: $3.9 billion  Final order expected from the Commission in mid-December  Average overall price increase (all components) of 4.6 percent General Rate Case: 2015 Test Year Drivers of 2015 GRC in millions 1. Revenue decrease effective Jan. 1, 2015 Base business cost increases $12 Customer credits $(29) 2. Revenue increase effective Q1 2015 Port Westward Unit 2 $51 3. Revenue increase effective Q1-Q2 2015 Tucannon River Wind Farm $47 9

Operational Update 10 residential customer satisfaction general business customer satisfaction key customer customer satisfaction Top Decile Top Decile Top Decile improved safety enhanced customer service greater productivity improved efficiency

Economic Outlook 11 Economic Outlook  Oregon ranked #1 in the U.S. for in-migration in 2013  Unemployment rate of 6.1% in core operating area  Employment growth in construction, health services, hospitality  Full-year 2013 weather-adjusted deliveries comparable to prior period  Weather-normalized load growth forecast of approximately 1% in 2014

Fourth Quarter Financial Results 12 NI in millions Q4 2012 Q4 2013 Net Income $28 $47 Diluted EPS $0.38 $0.59 Key Quarter over Quarter Drivers ($ millions) Total retail revenues h $21 AFDC primarily due to generation projects h $5 Taxes related to PTC changes and 2012 change in deferred taxes h $10 Net Variable Power Costs (1) i $(16) (1) Purchased power and fuel less wholesale revenues

Full Year Financial Results 13 NI in millions 2012 2013 Net Income $141 $105 Diluted EPS $1.87 $1.35 Non-GAAP Adjusted Operating EPS (1) $1.84 Key Year over Year Drivers ($ millions) Customer billing refund i $(9) Incremental replacement power costs for plant outages i $(17) Operations and maintenance expense i $(17) Cascade Crossing Transmission Project i $(52) AFDC primarily due to generation projects h $10 Non-qualified benefit plan trust asset gains and interest expense h $7 Taxes related to PTC increase and 2012 change in deferred taxes h $9 (1) Excludes the negative impact of the Cascade Crossing write-off ($0.42) and the industrial customer refund ($0.07).

Total Revenues and Power Costs in millions Q4 2012 Q4 2013 FY 2012 FY 2013 Total Revenues $463 $499 $1,805 $1,810 Power Costs $193 $219 $726 $757 19% 16% 16% 6% 43% 2013 Sources of Power Coal Natural Gas Hydro Renewable Purchased Power 14

Operating Expenses 15 Interest Expense, Net $26 $26 $108 $101 in millions Q4 2012 Q4 2013 FY 2012 FY 2013 Production & Distribution $58 $56 $211 $225 Administrative & General $56 $61 $216 $219 Total O&M $114 $117 $427 $444 Cascade Crossing Expense -- -- -- $52 Depreciation & Amortization $60 $62 $248 $248 Other Income, Net $4 $7 $10 $20 Income Taxes $21 $11 $64 $21

Liquidity and Financing Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A1 A3 Stable Total Liquidity as of 12/31/13 (in millions) Credit Facilities $760 Commercial Paper -- Letters of Credit $(74) Cash $107 Available $793 16 Pricing Date Amount Coupon Maturity June 2013 $225 4.47% 2043-2044 October 2013 $155 4.74% - 4.84% 2042-2048 2013 Long-Term Debt Issuances ($ in millions) 2013 Equity Issuances Description Date Shares Net Proceeds Equity Forward Issuance June 2013 11.1 million -- Draw pursuant to forward August 2013 0.7 million $20 million Net remaining shares available for issuance: 10.4 million Equity Over-Allotment June 2013 1.7 million $47 million

17 2014 Guidance 2014 EPS Guidance: $2.00 to $2.15 per share  Retail deliveries and revenues in line with levels set in the 2014 GRC  O&M expense between $480 and $500 million  D&A expense between $300 and $310 million  Capital expenditures slightly above $1 billion  Wind generation based on historical actuals  Colstrip Unit 4 replacement power costs of $1.5 million  Average hydro conditions  Normal thermal plant operations